UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(b) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 21, 1997 (October 29, 1997
                                  ___________

                                    001-12910
                            (Commission File Number)

                                Storage USA, Inc.
             (Exact name of registrant as specified in its charter)


                     Tennessee                              62-1251239
          State or other jurisdiction of                 (I.R.S. Employer
           incorporation or organization              Identification Number)

 10440 Little Patuxent Parkway, Columbia, Maryland             21044
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (410) 730-9500

Item 2: Acquisition or Disposition of Assets

Storage USA, Inc., (the "Company") consummated during the period October 29, 1997 through November 19, 1997, the acquisition of 37 self-storage facilities (the "Acquired Facilities") through SUSA Partnership, L.P. (the "Partnership"), a limited partnership in which the Company is the sole general partner and owns approximately a 91% interest as of the date of this report. The Acquired Facilities contain approximately 1,996,000 square feet, are located in eight states and were purchased for approximately $90,817,000 in aggregate consideration.

The acquisition of the Acquired Facilities was funded by cash generated from operations, the issuance of units of limited partnership interest in the Partnership, borrowings under the Company's lines of credit with The First National Bank of Chicago and First Tennessee Bank and a bridge loan with First Chicago Bank . Each of the Acquired Facilities was used by the seller as a self-storage facility prior to its acquisition by the Company, and the Company intends to continue such use of all the Acquired Facilities. The Company's management determined the contract price of each facility through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amount of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses associated with the facility. Other than changes in these factors, the Company, after reasonable inquiry, is not aware of any material factors relating to the properties that would cause the historical financial information provided in
Item 7 not to be necessarily indicative of future operating results for the applicable facilities.

The following provides certain additional information concerning the Acquired
Facilities:


Location                           Seller                                                                Date of Acquisition
--------                           ------                                                                -------------------
Acquired Facilities:
Roseville, CA                      Michael & Lisa Douglas                                                            10/29/97
Phoenix, AZ                        The Holding Company                                                                11/1/97
Phoenix, AZ                        The Holding Company                                                                11/1/97
Phoenix, AZ                        The Holding Company                                                                11/1/97
Phoenix, AZ                        The Holding Company                                                                11/1/97
Phoenix, AZ                        The Holding Company                                                                11/1/97
Clarksville, IN                    The Holding Company                                                                11/1/97
Clarksville, IN                    The Holding Company                                                                11/1/97
Columbus, IN                       The Holding Company                                                                11/1/97
Greenwood, IN                      The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Jeffersonville, IN                 The Holding Company                                                                11/1/97
New Albany, IN                     The Holding Company                                                                11/1/97
Louisville, KY                     The Holding Company                                                                11/1/97
Columbus, OH                       The Holding Company                                                                11/1/97
Columbus, OH                       The Holding Company                                                                11/1/97
Columbus, OH                       The Holding Company                                                                11/1/97




Location                           Seller                                                                Date of Acquisition
--------                           ------                                                                -------------------
Columbus, OH                       The Holding Company                                                                11/1/97
Columbus, OH                       The Holding Company                                                                11/1/97
Columbus, OH                       The Holding Company                                                                11/1/97
Columbus, OH                       The Holding Company                                                                11/1/97
Trotwood, OH                       The Holding Company                                                                11/1/97
Memphis, TN                        The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Stamford, CT                       Access Self Storage of Stamford, L.P.                                              11/4/97
Millville, NJ                      A.M.C. Self-Service Storage Co. and The Space Place, Inc.                          11/6/97
Williamstown, NJ                   A.M.C. Self-Service Storage Co. and The Space Place, Inc.                          11/6/97
Roseville, CA                      GUAT Warehouse, Limited Partnership, A Massachusetts Partnership                   11/7/97
Spring Valley, CA                  ACC Storage Partners Limited                                                      11/19/97


In addition, the Company has eight facilities under contract (the "Acquisition Facilities") with anticipated closing dates ranging from November 25, 1997, to January 6, 1998. These facilities, containing approximately 567,000 square feet are located in four states and have an estimated cost of $43,287,000. The following provides certain additional information concerning the eight pending acquisitions:

                                                                                                         Anticipated
Location                           Seller                                                                Date of Acquisition
--------                           ------                                                                -------------------
Pending Acquisitions:
Clute, TX                          Brazosport Investments, Inc.                                                       11/25/97
Pasadena, TX                       B.S.S. Pasadena, L.L.C.                                                             12/1/97
Alexandria, VA                     Arlington Storage Fund Ltd.                                                         12/1/97
Falls Church, VA                   Arlington Storage Fund Ltd.                                                         12/1/97
Wheaton, MD                        Arlington Storage Fund Ltd.                                                         12/1/97
Houston, TX                        Lone Star Mini Storage, Inc.                                                        12/9/97
Santa Fe, NM                       ABC Self Storage Limited Co.                                                       12/16/97
Dallas, TX                         Uptown Storage, L.P.                                                                 1/6/98


In addition, the Company has acquired seven other facilities on November 1, 1997 containing approximately 299,000 square feet, located in two states for a cost of approximately $12,224,000 that are not included in the Historical Summaries and are not deemed to be significant either individually or in the aggregate. The following table provides certain additional information concerning the seven other facilities.


Location                           Seller                                                              Date of Acquisition
--------                           ------                                                              -------------------
Indianapolis, IN                   The Holding Company                                                                11/1/97
Jeffersonville, IN                 The Holding Company                                                                11/1/97
Jeffersonville, IN                 The Holding Company                                                                11/1/97
New Albany, IN                     The Holding Company                                                                11/1/97
Louisville, KY                     The Holding Company                                                                11/1/97
Louisville, KY                     The Holding Company                                                                11/1/97
Louisville, KY                     The Holding Company                                                                11/1/97





The following unaudited data related to the Acquired and Acquisition Facilities is derived from the Company's internal records as of the last day of the month following closing, or the most current information available:


                                 Square          Rent per        Economic        Physical       Total         Contract
          Location                Feet         Square Foot       Occupancy       Occupancy      Units          Price
          --------                ----        ------------      ---------       ---------      -----            -----
Acquired Facilities:
Roseville, CA (1)                    70,010             $5.96             81%             87%        597         $2,850,000
Phoenix, AZ (1)                     102,397             $6.49             78%             78%        894         $4,700,000
Phoenix, AZ (1)                      52,575             $5.98             80%             82%        579         $1,634,000
Phoenix, AZ (1)                      47,510             $6.64             80%             81%        405         $1,889,000
Phoenix, AZ (1)                      35,519             $9.44             72%             73%        425         $1,932,000
Phoenix, AZ (1)                      32,860             $9.55             88%             89%        422         $1,933,000
Clarksville, IN (1)                  45,080             $5.77             77%             84%        415         $1,030,000
Clarksville, IN (1)(3)               39,880             $5.64             61%             68%        352           $193,000
Columbus, IN (2)                     49,094             $5.76             68%             80%        383           $513,000
Greenwood, IN (1)                    75,515             $5.99             83%             85%        476         $2,855,000
Indianapolis, IN (1)                 38,893             $7.62             83%             82%        324         $1,314,000
Indianapolis, IN (1)                 50,200             $8.22             65%             69%        576         $2,151,000
Indianapolis, IN (1)                 95,540             $7.78             72%             74%        848         $4,519,000
Indianapolis, IN (1)                 55,636             $9.26             87%             91%        470         $3,785,000
Indianapolis, IN (1)                 60,825             $8.14             67%             73%        573         $2,392,000
Indianapolis, IN (1)                 30,575             $9.90             69%             75%        294         $1,427,000
Indianapolis, IN (1)                 38,305             $6.60             79%             87%        430           $960,000
Indianapolis, IN  (1)                63,332             $6.15             73%             80%        578         $2,219,000
Indianapolis, IN (1)                 39,045             $5.87             91%             96%        328         $1,162,000
Jeffersonville, IN (1)               42,820             $6.31             80%             88%        403         $1,183,000
New Albany, IN (1)                   52,525             $5.51             81%             87%        403         $1,394,000
Louisville, KY (1)                   28,000             $6.49             90%             96%        300           $751,000
Columbus, OH (1)                     84,000             $7.10             76%             82%        776         $3,205,000
Columbus, OH (1)                     59,825             $6.85             85%             92%        466         $2,822,000
Columbus, OH (1)                     49,850             $8.19             84%             93%        413         $6,094,000
Columbus, OH (1)                     61,700             $6.37             82%             87%        461         $2,392,000
Columbus, OH (1)                     23,000             $6.32             71%             73%        178           $275,000
Columbus, OH (1)                     75,950             $6.34             73%             78%        605         $3,204,000
Columbus, OH (1)                     57,940             $6.32             65%             72%        322         $1,866,000
Trotwood, OH (1)                     73,760             $7.66             78%             83%        551         $3,743,000
Memphis, TN (1)                      54,200             $5.54             87%             92%        434         $1,604,500
Indianapolis, IN (1)(3)              20,274            $10.34              3%              9%        220         $2,000,000
Stamford, CT (1)                     65,514            $21.82             89%             90%        728        $11,550,000
Millville, NJ (1)                    50,750             $7.67             75%             75%        416         $1,412,500
Williamstown, NJ (1)                 38,900             $9.75             82%             80%        341         $1,412,500
Roseville, CA (1)                    79,025             $7.36             85%             95%        660         $3,400,000
Spring Valley, CA (1)                55,214             $8.73             65%             99%        745         $3,050,000
                              ----------------------------------------------------------------------------------------------
Total Acquired Facilities         1,996,038             $7.41             78%             83%     17,791        $90,816,500
                              ==============                                                  ==============================




                                 Square          Rent per        Economic        Physical       Total         Contract
          Location                Feet         Square Foot       Occupancy       Occupancy      Units          Price
          --------                ----        ------------      ---------       ---------      -----           -----
Acquisition Facilities:
Clute, TX (2)                        72,044             $6.98             49%             93%        583         $2,300,000
Pasadena, TX (1)                     47,916             $8.15             56%             70%        529         $2,375,000
Alexandria, VA (2)                   69,175            $14.96             79%             96%        869         $9,208,000
Falls Church, VA (2)                 73,425            $13.92             66%             94%        701         $7,539,000
Wheaton, MD (2)                      92,925            $12.73             71%             92%        872         $9,365,000
Houston, TX (2)                      57,175            $12.42             27%             74%        503         $4,100,000
Santa Fe, NM (2)                     84,554             $7.62             65%             89%        614         $3,900,000
Dallas, TX (2)                       69,755            $12.74             64%             48%        594         $4,500,000
                              ----------------------------------------------------------------------------------------------
Total Acquisition Facilities        566,969            $11.25             62%             83%      5,265        $43,287,000
                              ==============                                                  ==============================


(1) These facilities' financial information is audited for the year ended December 31, 1996.

(2) These facilities' financial information is unaudited for the year ended December 31, 1996.

(3) These facilities were developed properties that opened in 1996 or 1997.


In addition the Company has acquired seven other facilities. Financial data other than that presented is not available for these facilities. The Company believes that these facilities are not deemed to be material either individually or in the aggregate.


                                 Square          Rent per        Economic        Physical       Total         Contract
          Location                Feet         Square Foot       Occupancy       Occupancy      Units          Price
          --------                ----        ------------      ---------       ---------       -----         -----
Indianapolis, IN                  49,222          $6.11             88%             90%        364         $1,891,000
Jeffersonville, IN                43,467          $6.10             81%             84%        399         $1,084,000
Jeffersonville, IN                39,450          $6.13             63%             67%        392           $524,000
New Albany, IN                    33,250          $5.80             84%             94%        275           $678,000
Louisville, KY                    27,760          $7.43             75%             78%        281         $2,242,000
Louisville, KY                    29,784          $8.03             88%             95%        314         $3,102,000
Louisville, KY                    75,715          $6.20             85%             92%        512         $2,703,000
                              ----------------------------------------------------------------------------------------------
                                 298,648          $7.10             76%             82%      2,537        $12,224,000
                              ==============                                                  ==============================




Item 7:           Financial Statements and Exhibits

(a)      Financial Statements Applicable to Real Estate Properties Acquired

         It is impracticable to provide at the time of filing this Report on Form 8-K any of the financial statements or the additional information specified by Rule 3-14 of Regulation S-X as required by Item 7(a)(3). The required financial information and additional information will be filed by amendment within one week of the date of filing of this Report.
(b)      Pro Forma Financial Information

         It is impracticable to provide at the time of filing this Report on Form 8-K any of the pro forma financial information required pursuant to Article 11 of Regulation S-X as required by Item 7(b)(1). The required pro forma information will be filed by amendment within 60 days of the date of filing of this Report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  DATED:  November 21, 1997

                                  STORAGE USA, INC.

                                  By: /s/ Dennis A. Reeve
                                -------------------------
                                  Dennis A. Reeve
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)